FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
OF
PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P.

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P. (the “Partnership”), is entered into as of May [   ], 2011, between Preferred Apartment Communities, Inc., a Maryland corporation, as general partner of the Partnership (the “General Partner”), and Preferred Apartment Advisors, LLC, a Delaware limited liability company, as the initial limited partner (the “Initial Limited Partner”) and as the special limited partner (the “Special Limited Partner”).

RECITALS

WHEREAS, the General Partner, the Initial Limited Partner and the Special Limited Partner entered into that certain Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”), dated as of February 28, 2011; and

WHEREAS, pursuant to Section 14.1 of the Partnership Agreement, the General Partner, the Initial Limited Partner and the Special Limited Partner desire to make certain amendments to the Partnership Agreement.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to Section 4.5(b) of the Partnership Agreement. Section 4.5(b) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

“(b)
If the General Partner purchases Shares in Trust (as from time to time defined in the Articles of Incorporation, as may be amended from time to time), the Partnership will redeem a number of Partnership Units held by the General Partner equal to the product of

(i)      the number of Shares in Trust purchased by the General Partner, multiplied by

(ii)      a fraction, the numerator of which is one and the denominator of which is the Exchange Factor in effect on the date of such purchase.

The aggregate redemption price to be paid for such number of Partnership Units shall be equal to the aggregate price paid by the General Partner for the purchase of Shares in Trust as determined under Section 4.04(c)(v) of the Articles of Incorporation.”

2.	Amendment to Section 5.1(a)(iv) of the Partnership Agreement. Section 5.1(a)(iv) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

“(a)(iv)     fourth, among all Partners in proportion to their respective Percentage Interests until the Partners in the aggregate have received, pursuant to this Section 5.1(a)(iv) and Section 5.1(a)(v)(A), an amount such that the Preferred Return has been met with respect to the Allocable Capital Contributions and Allocable Expenses distributed pursuant to Sections 5.1(a)(i), 5.1(a)(ii) and 5.1(a)(iii); then”

3.	Amendment to Section 7.1(e)(i) of the Partnership Agreement. Section 7.1(e)(i) of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

“(e)(i)        In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken (or not taken) by it. The General Partner and the Partnership shall not have liability to any Limited Partner for monetary damages or otherwise for losses sustained, liabilities incurred or benefits not derived by such Limited Partner in connection with such decisions, provided that the General Partner has acted in good faith pursuant to its authority under this Agreement. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner, and the General Partner’s Stockholders, collectively.”

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

GENERAL PARTNER:

PREFERRED APARTMENT COMMUNITIES, INC.

By:	/s/ John A. Williams
Name:	John A. Williams
Title:	Chief Executive Officer

INITIAL LIMITED PARTNER:

PREFERRED APARTMENT ADVISORS, LLC

By:	NELL Partners, Inc., its Member

By:	/s/ John A. Williams
Name:	John A. Williams
Title:	Chief Executive Officer

SPECIAL LIMITED PARTNER:

PREFERRED APARTMENT ADVISORS, LLC

By:	NELL Partners, Inc., its Member

By:	/s/ John A. Williams
Name:	John A. Williams
Title:	Chief Executive Officer

[Signature Page to First Amendment to Second Amended and Restated Agreement of Limited Partnership]